Exhibit 10.6

                       FIRST AMENDMENT TO CREDIT AGREEMENT

     U.S. RUBBER RECLAIMING, INC., an Indiana corporation (the "Company") and BANK ONE, INDIANA, NATIONAL ASSOCIATION (the "Bank"), being parties to a certain Credit Agreement dated as of December 29, 2000 (the "Agreement"), hereby agrees to amend the Agreement by this First Amendment to Credit Agreement (this "First Amendment"), on the terms and subject to the conditions set forth below:

     1. Definitions. Terms used in this First Amendment with their initial letters capitalized and which are not defined herein shall have the meanings ascribed to them in the Agreement, as amended by this First Amendment. As used herein, the term "First Amendment Effective Date" shall mean the date on which all of the following have occurred: (a) the Bank shall have received written evidence satisfactory to the Bank that all of the Voting Stock of the Company has been transferred by OCP to Danzer Corporation ("Parent") in exchange for Series C Preferred Stock of Parent, as contemplated by the Danzer Acquisition Agreement, with the effect that the Company becomes a wholly-owned subsidiary of Parent, and that other transactions contemplated by the Danzer Acquisition Agreement shall have been consummated with the effect that OCP owns not less than 63% of the Voting Stock of Parent; (b) all of the Conditions precedent set out in Section 4 of this First Amendment have been satisfied; and (c) the Company shall have completed the performance of its obligations under Sections
5.01 (n) and (m) of the Agreement

     2. Amendments. Effective as of the First Amendment Effective Date, the Agreement is amended as follows:

     (a) The definitions of the terms "Capital Contribution Agreement" and "Change of Control of Company" in Section 1.02 of the Agreement are amended and restated to read as follows, and the following new definitions are added to Section 1.02 in appropriate alphabetical order:

          "First Amendment" means the First Amendment to Credit Agreement dated as of June 20, 2001, between the Company and the Bank.

          "Capital Contribution Agreement" means a capital contribution agreement in form and substance as Exhibit A to the First Amendment, among OCP, Parent, the Company and the Bank, as the same may be amended, modified, supplemented and or restated from time to time and at any time.

          "Change of Control of Company" means Parent shall cease to own Voting Stock of the Company, including securities that are freely and without material conditions convertible into or exchangeable for Voting Stock of the Company, in an aggregate amount representing at least 51% of the total aggregate voting power of all classes of the Voting Stock of the Company, calculated on a fully diluted basis, including securities convertible into or exchangeable for Voting Stock of the Company.

          "Danzer Acquisition Agreement" means that certain Acquisition Agreement and Plan of Reorganization dated June ____, 2001, among Parent, Danzer Industries, Inc., Pyramid Coach, Inc., Champion Trailer, Inc., United Acquisition, Inc., the Company, OCP, and Timothy
          S. Durham.

          "Parent" means Danzer Corporation, a New York corporation which proposes to change its name to Obsidian Capital Corporation.

     (b) The definition of the term "EBITDA" in Section 1.02 of the Agreement is amended by substituting the word "Parent" for the word "OCP" in clause (b).

     (c) Section 3.01(l) is amended and restated to read as follows:

          "(l) Subsidiaries/Parent. The Company has no Subsidiaries. Parent is the sole shareholder of the Company. OCC is the general partner of OCP."

     (d) Section 5.01(b) of the Agreement is amended and restated in its entirety to read as follows:

          "(b) Reports, Certificates and Other Information. The Company shall furnish to the Bank the following Financial Statements, certificates and other information, in form satisfactory to the Bank:

               (1) Annual Statements. As soon as available and in any event within one hundred and twenty (120) days after the close of each fiscal year of the Company and of OCP, annual audited Financial
               Statements  for the  Company  and OCP,  audited by the  Company's
               Auditors, showing the financial condition and results of operations of the Company and OCP as at the close of such fiscal year and for such fiscal year, all prepared in accordance with GAAP, accompanied by an opinion of the Company's Auditors, which opinion shall be without qualification and shall state that such audited Financial Statements present fairly the financial position of the Company or OCP as of the date of such Financial Statements and the results of its operations and changes in its financial position for the period covered thereby, and that their examination in connection with such Financial Statements has been made in accordance with GAAP.

               (2) Interim Monthly Statements. As soon as available and in any event within thirty (30) days after the end of each calendar month ending after the Closing Date, unaudited consolidated Financial Statements for the Company showing its financial condition and results of operations as at, and for such calendar month and year-to-date, all in reasonable detail, and certified to the Bank by an Authorized Officer. Such Financial Statements shall be provided with comparable prior year-to-date Financial Statements as at the end of the same calendar month of the prior year (beginning in fiscal year 2002).

               (3) Annual and Monthly Officer's Certificates. Contemporaneously with the furnishing of each set of Financial Statements of the Company provided for in Sections 5.01(b)(1) and (2), above, an Officer's Certificate.

               (4) Orders. Prompt notice of any orders in any material proceedings to which the Company, OCP, OCC or Parent is a party, issued by any court or regulatory agency, federal or state, and if the Bank should so request, a copy of any such order.

               (5) Notice of Default or Litigation. Immediately upon learning of the occurrence of an Event of Default or Unmatured Event of Default, or the institution of or any adverse determination in any litigation, arbitration proceeding or governmental proceeding which is material to the Company, OCP, OCC or Parent or the occurrence of any event which could have a Materially Adverse Effect, written notice thereof describing the same and the steps being taken with respect thereto.

               (6) Accounts Receivable Reports. Within thirty (30) days after the end of each calendar month ending after the Closing Date, a certified report of the accounts receivable of the Company as of the end of such month, with agings for the accounts receivable and with such report otherwise to be in such form and provide such detail as may be reasonably satisfactory to the Bank.

               (7) Monthly Borrowing Base Certificates and Compliance Certificates. Within thirty (30) days after the last Banking Day of the last calendar week of each calendar month, and at the time of each Application for Advance if at such time more than thirty
               (30) days ha elapsed since the Company submitted a Borrowing Base
               Certificate: (i) a completed Borrowing Base Certificate, certified to the Bank by an Authorized Officer, setting forth a computation of the Borrowing Base as of the last day of the period covered thereby and, if the Bank so requests, specifying the locations of the all Eligible Inventory listed thereon; and
               (ii) a certificate, signed by an Authorized Officer, certifying compliance by the Company with the financial covenants set forth in Section 5.01(g) of this Agreement, and providing a detailed calculation of each of such covenants as of the date of such certificate.

               (8) OCC Tax Returns. Within fifteen (15) days of the filing thereof, copies of each federal tax return of OCC.

               (9) SerVaas Inventory Reports. At the same time such reports are provided to SerVaas, Inc., copies of all sales reports and Certificate of Consigned Goods Statuts given to SerVaas, Inc. pursuant to the SerVaas Inventory Agreement.

               (10) Parent Information. Promptly upon the furnishing thereof to the shareholders of Parent, copies of all financial statements, reports, and proxy statements so furnished.

               (11) SEC Filings. Promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly and any other reports which Parent or any of its Subsidiaries files with the Securities and Exchange Commission.

               (12) Other Information. From time to time such other information, data and documents concerning the Company, Parent, OCP or OCC as the Bank may reasonably request."

     (e) Section 7.01 of the Agreement is amended as follows:

          (i) Subsections (b), (c), (d), (e), and (j) are amended by replacing the phrase "the Company, OCP, or OCC" with the phrase "the Company, Parent, OCP, or OCC" each time it appears therein.

          (ii) Subsection (h) is amended by replacing the phrase "the Company or OCP" with the phrase "the Company, Parent, or OCP".

          (iii) Subsection (k) is amended and restated in its entirety to read as follows:

               "(k) Restrictions on Contributions. (i) Parent shall create or suffer to exist (A) any restriction or limitation (contractual or otherwise) on the right or ability of Parent to make contributions, loans, advances, or extensions of credit, or otherwise to transfer funds to or for the benefit of the Company; or (B) any Lien on Parent's rights, title, and interest under any subscription agreement or other agreement between OCP and Parent whereby OCP subscribes to stock or agrees to make any capital contribution or loan to Parent or to the Company, including without limitation, Parent's rights against OCP and OCP's obligations to Parent in respect of the Legacy Commitments (as defined in the Danzer Acquisition Agreement); (ii) OCP shall create or suffer to exist (A) any restriction or limitation (contractual or otherwise) on the right or ability of OCP to perform its obligations under the Capital Contribution Agreement; or (B) any Lien on OCP's rights, title, and interest under any subscription agreement or other agreement between OCP and any third party whereby such third party subscribes to purchase limited partnership interests in or agrees to make capital contributions to OCP, other than the Provident Pledge Agreement; or (iii) the total amount of credit and financial accommodations extended by The Provident Bank to OCP including all commitments to lend) exceeds at any time the sum of $1,500,000.00."

     3. Reaffirmation of Representations and Warranties - No Event of Default. To induce the Bank to enter into this First Amendment, (i) the Company makes and reaffirms, as of the date of this First Amendment, each of the representations and warranties contained in Section 3.01 of the Agreement and in each of the other Loan Documents to which it is a party, as fully as if such representations and warranties were stated hereto; and (ii) the Company further represents and warrants to the Bank that as of the date of this First Amendment, no Event of Default or Unmatured Event of Default has occurred and is continuing.

     4. Conditions Precedent. This First Amendment shall become effective upon the execution and delivery by the Company and the Bank of this First Amendment and the Bank's receipt of the following, each duly executed, dated, and in form and substance satisfactory to the Bank:

     (a) The Capital Contribution Agreement in the form of Exhibit A attached hereto, duly executed by OCP, Parent, and the Company.

     (b) certificates of the Secretaries of the Company and Parent and of the Managing Member of OCC (in its capacity as general partner of OCP), (i) regarding all action taken by it to authorize the execution, delivery and performance of this First Amendment and/or the Capital Contribution Agreement, including without limitation, copies of resolutions adopted by their respective directors or managers, and if applicable, their shareholders or members; and (ii) setting out the incumbency and specimen signatures of each of its officers who are authorized to execute and deliver this First Amendment and the Capital Contribution Agreement;

     (c) a copy of the Articles of Incorporation of Parent, as amended, certified by the Secretary of State of New York as of a current date, a copy of the current By-Laws of Parent, certified as true and correct by its Secretary, and copies of the amendments thereto to be proposed to Parent's shareholders pursuant to Section 11.1 of the Danzer Acquisition Agreement;

     (d) a full and complete copy of the executed Danzer Acquisition Agreement provided to the Bank, in form and substance acceptable to the Bank;

     (e) a copy of the Agreement of Limited Partnership Agreement of OCP and all amendments thereto, certified as true and correct by the Managing Member of OCC and in form and substance acceptable to the Bank;

     (f) a copy of the Stock Pledge Agreement executed by Parent in favor of SerVaas, Inc. to secure the SerVaas Note, in form and substance acceptable to the Bank, and

     (h) Such other documents as the Bank may reasonably request.

     5. Consent. Effective as of the First Amendment Effective Date, the Bank consents to the acquisition by Parent of 100% of the capital stock of the Company in accordance with the terms of the Danzer Acquisition Agreement, and agree that such acquisition shall not constitute an Event of Default under the Agreement.

     6. Prior Agreements. The Agreement, as amended by this First Amendment, supersedes all previous agreements and commitments made or issued by the Bank with respect to the Loans and all other subjects of the Agreement, as amended by this First Amendment, including, without limitation, any oral or written proposals or commitments which may have been made or issued by the Bank.

     7. Costs, Expenses and Taxes. The Company shall pay or reimburse the Bank on demand for all reasonable out-of-pocket costs and expenses of the Bank (including reasonable attorneys' fees and legal expenses) incurred by it in connection with the preparation, negotiation, and closing of this First
Amendment. All obligations provided for in this Section shall survive termination of the Agreement.

     8. Reaffirmation. Except as expressly amended by or pursuant to this First Amendment, all of the terms and conditions of the Agreement and each of the other Loan Documents remain unmodified and in full force and effect.

     IN WITNESS WHEREOF, the Company and the Bank have executed this First Amendment as of the 20th day of June, 2001.

                                   U.S. RUBBER RECLAIMING, INC.


                                   By:  /s/ Timothy S. Durham
                                   Name: Timothy S. Durham
                                   Title: Chairman


                                   BANK ONE, INDIANA, NATIONAL ASSOCIATION


                                   By: ________________________________
                                   Brandt J. Burdick, Vice President

                                    EXHIBIT A

                         CAPITAL CONTRIBUTION AGREEMENT


     This CAPITAL CONTRIBUTION AGREEMENT ("Agreement") is made as of the 20th day of June, 2001, by OBSIDIAN CAPITAL PARTNERS, L.P., a Delaware limited partnership ("OCP"), DANZER CORPORATION, a New York corporation ("Danzer"), U.S. RUBBER RECLAIMING, INC., an Indiana corporation formerly known as USRR Acquisition Corp. ("Borrower"), and BANK ONE, INDIANA, NATIONAL ASSOCIATION (the "Bank").


                                    Recitals

     1. The Bank and Borrower are parties to a Credit Agreement, dated as of December 29, 2000 (as the same may hereafter be amended and/or restated from time to time and at any time, the "Credit Agreement"), pursuant to which the Bank has extended credit to Borrower. Pursuant to the Credit Agreement, OCP executed and delivered to the Bank a Capital Contribution Agreement, dated as of December 29, 2000 (the `Original Agreement").

     2. Pursuant to the terms of an Acquisition Agreement and Plan of Reorganization dated June _____, 2001, among Danzer, Danzer Industries, Inc., Pyramid Coach, Inc., Champion Trailer, Inc., United Acquisition, Inc., the Company, OCP, and Timothy S. Durham, OCP intends to transfer all of the capital stock of the Borrower owned by it to Danzer in exchange for shares of the capital stock of Danzer, as a result of which the Borrower will become a wholly-owned subsidiary of Danzer.

     3. OCP and Danzer each affirm by execution of this Agreement that they desire that the Bank enter into the First Amendment to Credit Agreement, of even date, and continue to extend credit to the Borrower under the Revolving Loan, Term Loan I, Term Loan II and Equipment Loan as provided in the Credit Agreement. OCP and Danzer further affirm that: (i) they have determined that it is in the best interests of Borrower and financially beneficial to Borrower for Borrower to continue to obtain credit from the Bank; (ii) they have received a copy of the Credit Agreement and the other Loan Documents and are familiar with the terms of the credit extensions under and pursuant to the Credit Agreement; and (iii) they hereby request that the Bank consent to the transaction described in paragraph 2 above and continue to extend the Loans to Borrower and they acknowledge that their execution and delivery of this Agreement is a condition precedent to the effectiveness of the First Amendment to Credit Agreement, dated June ___, 2001, between the Bank and Borrower, (the "First Amendment"). Agreement

     NOW,  THEREFORE,  in  consideration  of the premises and for other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged by each of the parties to this Agreement, it is agreed as follows:

     1. Definitions. Terms used in this Agreement which are defined in the Credit Agreement and which are not otherwise defined in this Agreement shall have the same meanings in this Agreement as are ascribed to them in the Credit Agreement. In addition, as used herein the following terms shall have the following meanings:

          (a)  "Contribution  Event"  shall  mean a failure of  compliance  with
     Section 5.01(g)(2) of the Credit Agreement.

          (b) "Required Cure Amount" shall mean that amount determined by the Bank to be necessary to cure and remedy any Contribution Event which has occurred.

          (c) "Request" shall have the meaning ascribed to such term in paragraph 2 of this Agreement.

          (d) "Term" shall mean the period beginning with the date of this Agreement and ending on November 30, 2006.

     2. Capital Contribution. Danzer covenants and agrees that, from time to time upon the occurrence during the Term of this Agreement of any Contribution Event and the subsequent written request by the Bank to Danzer specifying the Required Cure Amount for such Contribution Event ("Request"), Danzer will make a capital contribution in cash to Borrower in such Required Cure Amount. OCP covenants and agrees that, from time to time, if requested to do so by Danzer or the Bank, it will make a capital contribution or loan in cash to Danzer in the Required Cure Amount pursuant to a Request; provided that OCP shall not be required to make such a capital contribution or loan to the extent that such capital contribution or loan, when added to all other capital contributions and loans made by OCP to Danzer pursuant to this Agreement, would exceed $1,620,000.00. (The foregoing limitation does not in any respect limit the obligations of Danzer under the first sentence of this paragraph 2.) Danzer and Borrower hereby authorize and direct OCP, and OCP agrees with Bank, to disburse the funds representing such capital contribution or loan directly to the Bank on Danzer's behalf and for the account of Borrower. Danzer agrees that such a disbursement to the Bank shall constitute a capital contribution or loan to Danzer by OCP, as fully as if the funds had been disbursed to it directly. Borrower agrees that such a disbursement shall constitute a capital contribution by Danzer to Borrower, as fully as if the funds had been disbursed to it directly.

The foregoing covenants are for the independent benefit of the Bank and shall be enforceable independently by the Bank without the participation or authorization of Borrower or Danzer. All capital contributions made by Danzer pursuant to this Agreement will be made in respect of the capital stock of Borrower owned by Danzer and, if Borrower declines to do so, without the issuance of any additional shares of capital stock of Borrower. All capital contributions made by Danzer pursuant to this Agreement upon the issuance of a Request by the Bank shall be made within ten (10) days after the date of delivery to Danzer of the Request for such capital contribution payment, and shall be made by payment directly to the Bank for the account of Borrower by Danzer. Immediately upon such capital contribution payment being received it shall be applied by Borrower to the Obligations in such order as the Bank may determine (or, if there are no outstanding balances on the Loans, held as cash collateral in an interest bearing account under the Security Agreement). Danzer or Borrower shall provide such confirmations as the Bank reasonably may require of each capital contribution made pursuant to a Request promptly after making each such capital contribution. In the event for any reason this Agreement is deemed a subscription by Danzer to make an additional capital contribution to Borrower, Borrower hereby assigns such subscription to the Bank as security for the Obligations and agrees that such subscription is a general intangible subject to the security interests of the Bank granted under the Security Agreement.

     3. Enforcement. Each of OCP and Danzer agrees that its strict performance of this Agreement is necessary, and substantial performance in good faith shall not be deemed sufficient performance. Each of them agrees that its strict performance of this Agreement is of the essence of this undertaking and Agreement and a primary basis upon which the Bank is executing the First Amendment. Therefore, each of OCP and Danzer hereby waives any and all defenses, whether legal or equitable, which it might raise against the Bank with respect to strict enforcement of this Agreement and each of its terms, and agrees to pay to the Bank all reasonable costs and reasonable attorneys' fees incurred by the Bank in the enforcement of this Agreement after any default hereunder by it.

     4. Notices. Any Request or other notice to be given under this Agreement shall be in writing and shall be delivered by any method permitted for notices under the terms of the Credit Agreement and shall be addressed to the addresses for the Bank and Borrower stated in the Credit Agreement and for OCP and Danzer to the address noted beneath its signature at the foot of this Agreement.

     5. Terms.

          (a) The obligations of OCP and Danzer under this Agreement are absolute, continuing and unconditional and shall not be released, abated, reduced, terminated, discharged, waived or otherwise affected by any agreement or action of Borrower or any other shareholder of Borrower or by any additional capital contribution made to Borrower by OCP or Danzer or any other Person other than those capital contributions which are made pursuant to a Request. Notwithstanding anything in this Agreement or any of the other Loan Documents to the contrary, the Bank shall not be obligated to elect any other remedy before making a Request and it shall not be obligated to make a Request before pursuing any other right or remedy under any of the Loan Documents on or after the occurrence of any Contribution Event. The Bank shall have the right, power and authority at all times to exercise all of its rights and remedies at law or equity and under the Loan Documents without first exercising any of its rights or remedies under this Agreement. This Agreement shall remain in full force and effect until expiration of the Term.

          (b) The Bank may from time to time and without notice to or consent from OCP or Danzer, and without affecting in any way the obligations of OCP or Danzer under this Agreement: (i) obtain a security interest or Lien in any property of Borrower or any other Person to secure all or any of the Obligations; (ii) obtain the primary or secondary liability of any Person in addition to Borrower with respect to all or any of the Obligations;
     (iii) release or compromise the liability of any Person primarily or secondarily liable with respect to all or any of the Obligations; (iv) release in whole or in part any security interest or Lien that the Bank now or hereafter may have to secure all or any of the Obligations; (v) increase or decrease the maximum amount of the Obligations which may be incurred under the Credit Agreement from time to time and at any time; (vi) amend or restate at any time and from time to time the Credit Agreement or any of the other Loan Documents; or (vii) waive Events of Default under the Credit Agreement or any of the other Loan Documents from time to time and at any time.

     6. Modification. No modification, amendment, or alleged waiver of this Agreement or any provision hereof will be binding upon the party sought to be bound unless in writing and signed by such party or a duly authorized officer or agent thereof

     7. Waiver/Forbearance. Notwithstanding any contrary provision in this Agreement, in the event the Bank makes a Request for a capital contribution under this Agreement and such capital contribution is timely made, then such capital contribution for all purposes under the Credit Agreement and the other Loan Documents shall be deemed to have been made on the date(s) of the occurrence of the Contribution Event or Contribution Events which are the basis for the Request. If a Request is made with respect to a Contribution Event which may be remedied by the capital contribution identified in the Request, and no other Event of Default has occurred and is continuing, the Bank shall forbear in the exercise of its right to accelerate the maturity of the Obligations for the ten (10) day period during which Danzer is to make the capital contribution which is the subject of the Request, thereby giving Danzer and OCP the opportunity to remedy the Event of Default or Unmatured Event of Default which is the Contribution Event during such ten (10) day period. Such forbearance by the Bank shall not impair, diminish or otherwise affect any right or remedy of the Bank, including the Bank's right to refuse to make Advances while any Event of Default is continuing, and shall not constitute or give rise to a defense by Borrower to any of the Obligations.

     8. Governing Law. This Agreement and the performance by the parties under this Agreement shall be construed in accordance with and governed by the laws of the State of Indiana.

     9. Replacement Agreement. This Agreement replaces in full the Original Agreement, and the Original Agreement shall be of no further force and effect, and shall no longer be binding on the parties thereto as of the date this Agreement has been executed and delivered by all the parties hereto.

     IN WITNESS WHEREOF, this Agreement has been executed as of the _____ day of June, 2001.

                           BANK ONE, INDIANA, NATIONAL ASSOCIATION

                           By: ______________________________________
                           Name:            Brandt J. Burdick
                           Title: Vice President


                           OBSIDIAN CAPITAL PARTNERS, L.P.,
                           By:      Obsidian Capital Company, LLC,
                                    its general partner

                           By: _______________________________
                           Name:______________________________
                           Title:_____________________________

                           Address for notices to OCP:
                           Suite 3680 Bank One Tower
                           111 Monument Circle
                           Indianapolis, Indiana 46204

                           DANZER CORPORATION


                           By: _______________________________
                           Name: _____________________________
                           Title: ____________________________

                           Address for notices to Danzer:

                           -----------------------------------

                           U.S. RUBBER RECLAIMING, INC.

                           By: _______________________________
                           Name: _____________________________
                           Title: ____________________________